Exhibit 32.2

CERTIFICATION PURSUANT TO THE SARBANES-OXLEY ACT

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Allan Smedstad, Chief Financial Officer and Principal Accounting Officer of Rock Energy Resources, Inc. (“the “Registrant”) do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.  This Quarterly Report on Form 10-Q of the Registrant for the period ended June 30, 2008, as filed with the Securities and Exchange Commission (the “report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 19, 2008

By:	/s/ Allan Smedstad
Allan Smedstad,
Chief Financial Officer and
Principal Accounting Officer